Portfolio of Investments – as of September 30, 2024 (Unaudited)
Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.1% of Net Assets

Non-Convertible Bonds — 83.4%
	ABS Car Loan — 3.1%
$3,197,669	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028(a)	$3,162,741
765,275	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	770,857
3,470,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class C, 2.350%, 2/20/2028(a)	3,244,910
1,320,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	1,398,243
765,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class C, 6.480%, 6/20/2030(a)	790,068
7,005,000	Bridgecrest Lending Auto Securitization Trust, Series 2024-2, Class D, 6.300%, 2/15/2030	7,236,868
1,255,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	1,205,704
175,000	CarMax Auto Owner Trust, Series 2024-1, Class D, 6.000%, 7/15/2030	178,986
1,159,931	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	1,107,969
495,228	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	475,430
2,509,163	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	2,436,613
3,032,000	Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.330%, 2/10/2028	2,857,304
1,000,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	1,048,166
900,000	Carvana Auto Receivables Trust, Series 2024-N1, Class D, 6.300%, 5/10/2030(a)	925,911
2,420,000	Carvana Auto Receivables Trust, Series 2024-N3, Class D, 5.380%, 12/10/2030(a)	2,419,414
3,391,000	Carvana Auto Receivables Trust, Series 2024-N3, Class E, 7.660%, 4/12/2032(a)	3,390,108
3,524,052	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030(a)	3,509,433
8,080,000	Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.940%, 2/18/2031(a)	7,938,640
1,650,000	Credit Acceptance Auto Loan Trust, Series 2024-1A, Class C, 6.710%, 7/17/2034(a)	1,705,450
2,245,000	Credit Acceptance Auto Loan Trust, Series 2024-2A, Class C, 6.700%, 10/16/2034(a)	2,310,906
1,930,000	Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.390%, 1/16/2035(a)	1,927,329
2,010,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,033,706
3,820,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.320%, 8/15/2029	3,928,637
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$2,875,000	Exeter Automobile Receivables Trust, Series 2024-5A, Class D, 5.060%, 2/18/2031	$2,837,708
2,820,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028(a)	2,991,140
2,155,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	2,218,932
5,260,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027(a)	5,173,416
11,135,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	10,797,118
2,915,000	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D, 6.310%, 3/15/2029(a)	2,985,319
2,200,000	GLS Auto Receivables Issuer Trust, Series 2024-1A, Class D, 5.950%, 12/17/2029(a)	2,237,580
2,225,000	GLS Auto Receivables Issuer Trust, Series 2024-2A, Class D, 6.190%, 2/15/2030(a)	2,299,445
215,000	GLS Auto Select Receivables Trust, Series 2024-1A, Class D, 6.430%, 1/15/2031(a)	223,038
775,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class C, 5.930%, 6/17/2030(a)	800,211
11,029,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	10,822,536
2,020,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class 1D, 9.130%, 6/25/2027(a)	2,038,013
6,205,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	6,109,617
327,512	JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.009%, 2/26/2029(a)	323,193
525,000	LAD Auto Receivables Trust, Series 2024-1A, Class B, 5.330%, 2/15/2029(a)	531,346
130,000	LAD Auto Receivables Trust, Series 2024-1A, Class C, 5.640%, 6/15/2029(a)	132,010
160,000	LAD Auto Receivables Trust, Series 2024-1A, Class D, 6.150%, 6/16/2031(a)	163,945
8,375,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028(a)	8,625,212
201,084	Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B, 1.833%, 12/15/2031(a)	200,366
7,605,000	Santander Drive Auto Receivables Trust, Series 2024-3, Class D, 5.970%, 10/15/2031	7,894,963
505,000	SBNA Auto Receivables Trust, Series 2024-A, Class C, 5.590%, 1/15/2030(a)	514,505
310,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.040%, 4/15/2030(a)	318,269
680,000	VStrong Auto Receivables Trust, Series 2024-A, Class B, 5.770%, 7/15/2030(a)	696,591
430,000	VStrong Auto Receivables Trust, Series 2024-A, Class D, 7.290%, 7/15/2030(a)	450,930

Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$5,940,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.120%, 1/15/2027(a)	$5,801,479
6,320,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	6,611,723
		139,801,998
	ABS Credit Card — 0.4%
7,885,000	Fortiva Retail Credit Master Note Business Trust, Series 2024-ONE, Class B, 9.700%, 11/15/2029(a)	8,069,265
4,035,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	4,094,108
3,940,000	Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.590%, 8/15/2029(a)	3,982,623
		16,145,996
	ABS Home Equity — 4.1%
2,715,000	CoreVest American Finance Ltd., Series 2021-1, Class C, 2.800%, 4/15/2053(a)	2,328,023
4,647,000	CoreVest American Finance Ltd., Series 2021-2, Class C, 2.478%, 7/15/2054(a)	3,942,568
2,280,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	1,970,002
5,175,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	5,297,792
3,716,673	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060(a)	2,979,275
7,995,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038(a)	7,553,098
5,272,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038(a)	4,926,581
3,120,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038(a)	2,910,339
6,843,262	GITSIT Mortgage Loan Trust, Series 2024-NPL1, Class A1, 7.466%, 6/25/2054(a)(b)	6,932,615
1,239,648	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	1,051,192
12,539,614	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	11,749,795
6,274,611	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	5,867,917
6,324,613	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 4.750%, 4/25/2061(a)(b)	6,369,628
2,085,329	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 4.650%, 11/25/2060(a)(b)	2,085,003
1,720,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059(a)(b)	1,568,755
6,000,000	New Residential Mortgage Loan Trust, Series 2024-RTL1, Class A1, 6.664%, 3/25/2039(a)(b)	6,062,070
6,090,000	NYMT Loan Trust, Series 2024-BPL2, Class A1, 6.509%, 5/25/2039(a)(b)	6,160,266
3,025,000	NYMT Loan Trust, Series 2024-BPL3, Class A1, 5.268%, 9/25/2039(a)(b)	3,011,037
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$3,075,329	NYMT Loan Trust, Series 2024-CP1, Class A1, 3.750%, 2/25/2068(a)(b)	$2,912,518
2,265,069	PRET LLC, Series 2024-NPL4, Class A1, 6.996%, 7/25/2054(a)(b)	2,270,619
1,635,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038(a)	1,546,904
1,145,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038(a)	1,081,688
3,535,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	3,352,574
925,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	874,313
4,495,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038(a)	4,279,965
2,300,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	2,184,053
5,280,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040(a)	4,781,473
1,445,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	1,290,035
1,705,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040(a)	1,563,286
1,175,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040(a)	1,075,718
625,000	Progress Residential Trust, Series 2023-SFR2, Class B, 4.500%, 10/17/2040(a)	611,756
5,086,178	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026(a)(b)	5,066,661
9,160,592	PRPM LLC, Series 2021-4, Class A1, 4.867%, 4/25/2026(a)(b)	9,146,537
5,355,785	PRPM LLC, Series 2021-8, Class A1, 4.743%, 9/25/2026(a)(b)	5,325,377
5,629,090	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	5,629,708
4,458,514	PRPM LLC, Series 2024-2, Class A1, 7.026%, 3/25/2029(a)(b)	4,513,818
1,160,000	PRPM LLC, Series 2024-5, Class A1, 5.689%, 9/25/2029(a)(b)	1,158,281
2,244,275	RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.021%, 1/25/2029(a)(b)	2,259,572
1,093,538	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	1,086,941
1,787,472	Redwood Funding Trust, Series 2024-1, Class A, 7.745%, 12/25/2054(a)(b)	1,803,608
1,280,000	Toorak Mortgage Trust, Series 2024-RRTL1, Class A1, 6.597%, 2/25/2039(a)(b)	1,297,324
44,260	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055(a)(b)	43,943
3,660,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056(a)(b)	3,617,287
430,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057(a)(b)	419,198

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$1,195,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059(a)(b)	$1,065,585
905,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060(a)(b)	813,315
495,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060(a)(b)	422,829
2,015,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038(a)	1,909,032
5,360,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038(a)	5,061,945
7,725,000	TVC Mortgage Trust, Series 2024-RRTL1, Class A1, 5.545%, 7/25/2039(a)(b)	7,750,431
3,641,666	VCAT LLC, Series 2021-NPL5, Class A1, 4.868%, 8/25/2051(a)(b)	3,598,890
11,141,938	VCAT LLC, Series 2021-NPL6, Class A1, 4.917%, 9/25/2051(a)(b)	11,031,640
3,559,885	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 5.240%, 2/27/2051(a)(b)	3,562,401
		187,175,181
	ABS Other — 4.6%
4,045,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	4,126,410
550,000	Affirm Asset Securitization Trust, Series 2024-A, Class 1D, 6.890%, 2/15/2029(a)	556,656
3,370,000	Affirm Asset Securitization Trust, Series 2024-A, Class B, 5.930%, 2/15/2029(a)	3,414,059
1,282,542	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	1,241,468
2,410,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046(a)	2,113,380
13,505,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	13,198,855
1,960,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.490%, 4/17/2035(a)	2,004,839
535,000	BHG Securitization Trust, Series 2024-1CON, Class C, 6.860%, 4/17/2035(a)	547,901
3,051,072	Business Jet Securities LLC, Series 2024-1A, Class A, 6.197%, 5/15/2039(a)	3,144,864
2,554,057	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	2,033,566
997,862	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	913,152
2,663,891	Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.464%, 5/11/2037(a)	2,373,070
9,989,860	Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.171%, 5/11/2037(a)	9,185,566
392,733	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035(a)	369,363
3,180,636	EverBright Solar Trust, Series 2024-A, Class A, 6.430%, 6/22/2054(a)	3,206,788
1,210,000	Foundation Finance Trust, Series 2023-2A, Class B, 6.970%, 6/15/2049(a)	1,259,504
14,250	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	14,224
1,933,459	FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028(a)	1,904,271
3,150,028	FREED ABS Trust, Series 2022-1FP, Class D, 3.350%, 3/19/2029(a)	3,122,845
9,330,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	9,582,349
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$1,200,000	Frontier Issuer LLC, Series 2023-1, Class C, 11.500%, 8/20/2053(a)	$1,297,931
10,605,000	Frontier Issuer LLC, Series 2024-1, Class C, 11.160%, 6/20/2054(a)	12,188,698
472,433	Hilton Grand Vacations Trust, Series 2024-1B, Class C, 6.620%, 9/15/2039(a)	488,014
417,597	Hilton Grand Vacations Trust, Series 2024-1B, Class D, 8.850%, 9/15/2039(a)	432,831
43,249	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039(a)	41,649
801,647	HINNT LLC, Series 2024-A, Class A, 5.490%, 3/15/2043(a)	819,399
3,645,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029(a)	3,584,728
1,215,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	1,245,291
2,740,600	Jack in the Box Funding LLC, Series 2019-1A, Class A2II, 4.476%, 8/25/2049(a)	2,690,788
6,343,673	JOL Air Ltd., Series 2019-1, Class A, 3.967%, 4/15/2044(a)	6,158,641
5,834,804	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046(a)	5,437,859
815,000	Mariner Finance Issuance Trust, Series 2024-AA, Class D, 6.770%, 9/22/2036(a)	831,748
94,816	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	94,681
2,456,185	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031(a)	2,424,225
1,100,000	Marlette Funding Trust, Series 2024-1A, Class B, 6.070%, 7/17/2034(a)	1,117,622
6,900,000	Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.560%, 7/20/2029(a)	7,030,182
810,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.230%, 4/20/2054(a)	838,375
1,081,021	Mosaic Solar Loan Trust, Series 2024-1A, Class B, 6.250%, 9/20/2049(a)	1,081,862
5,996,221	MVW LLC, Series 2021-2A, Class C, 2.230%, 5/20/2039(a)	5,632,830
13,253,656	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046(a)(b)	12,255,436
3,250,000	Nelnet Student Loan Trust, Series 2021-A, Class B2, 2.850%, 4/20/2062(a)	2,841,539
5,485,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	4,941,124
1,981,997	PK Alift Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/2039(a)	2,034,637
800,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.530%, 12/22/2031(a)	766,693
3,270,000	Republic Finance Issuance Trust, Series 2024-A, Class A, 5.910%, 8/20/2032(a)	3,323,948
725,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030(a)	704,909
4,060,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	4,167,984

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$705,000	SCF Equipment Leasing LLC, Series 2024-1A, Class C, 5.820%, 9/20/2032(a)	$734,657
700,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.580%, 6/21/2033(a)	726,106
5,060,000	SEB Funding LLC, Series 2024-1A, Class A2, 7.386%, 4/30/2054(a)	5,206,786
896,315	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	858,706
5,690,000	Slam Ltd., Series 2024-1A, Class A, 5.335%, 9/15/2049(a)	5,688,777
1,440,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030(a)	1,399,245
538,387	Stream Innovations Issuer Trust, Series 2024-1A, Class A, 6.270%, 7/15/2044(a)	553,361
6,012,887	Sunnova Helios XIII Issuer LLC, Series 2024-A, Class A, 5.300%, 2/20/2051(a)	5,849,165
10,240,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class A1, SOFR + 1.400%, 6.425%, 11/15/2027(a)(b)	10,250,056
1,675,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class B, 7.290%, 11/15/2027(a)	1,712,255
5,614,787	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	5,428,275
1,615,000	Westlake Automobile Receivables Trust, Series 2024-2A, Class D, 5.910%, 4/15/2030(a)	1,662,799
416,260	Willis Engine Structured Trust IV, Series 2018-A, Class B, 5.438%, 9/15/2043(a)(b)	408,959
11,415,122	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	10,375,124
6,445,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.640%, 4/20/2054(a)	6,645,053
		206,286,078
	ABS Student Loan — 0.9%
2,175,993	Ascent Education Funding Trust, Series 2024-A, Class A, 6.140%, 10/25/2050(a)	2,237,112
10,000,759	College Ave Student Loans LLC, Series 2024-B, Class A1A, 5.690%, 8/25/2054(a)	10,258,549
3,335,000	College Ave Student Loans LLC, Series 2024-B, Class B, 6.080%, 8/25/2054(a)	3,433,663
2,157,000	College Avenue Student Loans LLC, Series 2021-C, Class D, 4.110%, 7/26/2055(a)	2,016,896
577,545	ELFI Graduate Loan Program LLC, Series 2021-A, Class B, 2.090%, 12/26/2046(a)(b)	486,214
2,565,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069(a)	1,848,100
5,895,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070(a)	4,174,369
2,345,000	Nelnet Student Loan Trust, Series 2021-BA, Class B, 2.680%, 4/20/2062(a)	2,029,641
2,120,000	Nelnet Student Loan Trust, Series 2021-DA, Class C, 3.500%, 4/20/2062(a)	1,796,124
863,000	Nelnet Student Loan Trust, Series 2021-DA, Class D, 4.380%, 4/20/2062(a)	719,199
Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$5,735,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051(a)	$5,015,950
7,070,000	SMB Private Education Loan Trust, Series 2021-E, Class B, 2.490%, 2/15/2051(a)	6,026,822
1,729,000	SMB Private Education Loan Trust, Series 2024-A, Class B, 5.880%, 3/15/2056(a)	1,777,950
		41,820,589
	ABS Whole Business — 0.7%
9,470,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	9,912,048
2,163,650	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	2,329,429
3,362,063	Hardee's Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051(a)	3,005,756
1,626,825	Hardee's Funding LLC, Series 2024-1A, Class A2, 7.253%, 3/20/2054(a)	1,690,577
3,448,050	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	3,219,789
199,875	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	192,374
780,000	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2II, 4.008%, 12/05/2051(a)	708,704
10,865,000	Planet Fitness Master Issuer LLC, Series 2024-1A, Class A2I, 5.765%, 6/05/2054(a)	11,103,889
		32,162,566
	Aerospace & Defense — 1.9%
15,655,000	BAE Systems PLC, 5.300%, 3/26/2034(a)	16,277,130
12,675,000	Boeing Co., 3.625%, 2/01/2031	11,611,631
9,895,000	Boeing Co., 5.150%, 5/01/2030	9,918,771
9,055,000	Boeing Co., 5.705%, 5/01/2040	8,834,883
23,560,000	Boeing Co., 5.805%, 5/01/2050	22,761,754
555,000	Boeing Co., 5.930%, 5/01/2060	531,616
2,540,000	Boeing Co., 6.388%, 5/01/2031(a)	2,700,876
2,385,000	Boeing Co., 6.528%, 5/01/2034(a)	2,559,737
7,185,000	Boeing Co., 6.858%, 5/01/2054(a)	7,886,329
3,805,000	Boeing Co., 7.008%, 5/01/2064(a)	4,192,266
		87,274,993
	Apartment REITs — 0.1%
2,725,000	Invitation Homes Operating Partnership LP, 4.875%, 2/01/2035	2,689,986
	Automotive — 0.8%
3,635,000	BorgWarner, Inc., 5.400%, 8/15/2034	3,711,383
4,310,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	3,769,376
1,345,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	1,401,689
10,060,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	10,727,185
3,345,000	ZF North America Capital, Inc., 6.750%, 4/23/2030(a)	3,373,496
3,305,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	3,339,537
5,090,000	ZF North America Capital, Inc., 6.875%, 4/23/2032(a)	5,107,932
3,490,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	3,595,084
		35,025,682

Principal Amount (‡)	Description	Value (†)

	Banking — 4.4%
$17,805,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	$15,936,566
14,253,000	BNP Paribas SA, (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035(a)	12,413,793
6,210,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	6,925,827
22,830,000	Credit Agricole SA, (fixed rate to 1/10/2034, variable rate thereafter), 6.251%, 1/10/2035(a)	24,365,640
4,195,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	3,671,628
25,209,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	22,623,546
7,940,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	9,045,566
3,380,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032(a)	3,020,469
17,675,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	18,529,294
13,630,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	12,133,835
13,365,000	Societe Generale SA, (fixed rate to 1/19/2034, variable rate thereafter), 6.066%, 1/19/2035(a)	13,941,177
6,436,000	Synchrony Financial, (fixed rate to 8/02/2029, variable rate thereafter), 5.935%, 8/02/2030	6,612,102
5,470,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	6,912,223
8,805,000	UBS Group AG, (fixed rate to 2/08/2034, variable rate thereafter), 5.699%, 2/08/2035(a)	9,294,397
510,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	459,894
8,545,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	9,434,876
22,400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	22,039,478
		197,360,311
	Brokerage — 0.6%
5,915,000	Blue Owl Finance LLC, 6.250%, 4/18/2034(a)	6,194,674
11,745,000	Jefferies Financial Group, Inc., 6.200%, 4/14/2034	12,572,925
5,731,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	6,197,618
		24,965,217
	Building Materials — 1.3%
45,994,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	42,344,022
2,815,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(c)	3,070,589
15,360,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(c)	15,129,643
		60,544,254
	Cable Satellite — 5.1%
36,985,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	30,337,316
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$11,015,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	$8,873,126
35,342,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	30,243,967
24,940,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	15,921,388
1,438,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	881,976
46,770,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	28,881,478
6,805,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	6,225,691
5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	4,769,309
7,940,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	5,629,858
950,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	692,317
815,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	593,313
46,092,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	23,391,374
1,665,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	822,811
19,355,000	CSC Holdings LLC, 5.375%, 2/01/2028(a)	16,304,017
1,390,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	719,514
9,430,000	DISH DBS Corp., 5.125%, 6/01/2029	6,326,838
26,600,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	24,581,681
10,570,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	9,235,231
14,719,000	DISH DBS Corp., 7.750%, 7/01/2026	12,773,189
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,743,206
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	485,156
		232,432,756
	Chemicals — 0.6%
2,470,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	1,934,788
4,425,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	4,769,656
17,680,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	19,343,092
		26,047,536
	Collateralized Mortgage Obligations — 0.1%
3,760,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.668%, 3/05/2033(a)(b)	3,138,950
	Construction Machinery — 0.5%
2,300,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	2,353,057
3,425,000	Ashtead Capital, Inc., 5.550%, 5/30/2033(a)	3,505,018
4,640,000	Ashtead Capital, Inc., 5.800%, 4/15/2034(a)	4,848,974
11,225,000	United Rentals North America, Inc., 6.125%, 3/15/2034(a)	11,600,443
		22,307,492
	Consumer Cyclical Services — 1.2%
5,655,000	TriNet Group, Inc., 3.500%, 3/01/2029(a)	5,252,847
33,255,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	32,969,323
3,715,000	Uber Technologies, Inc., 4.800%, 9/15/2034	3,709,854
12,808,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	12,944,239
		54,876,263

Principal Amount (‡)	Description	Value (†)

	Electric — 1.0%
$26,419,865	Alta Wind Holdings LLC, 7.000%, 6/30/2035(a)	$26,131,375
7,160,000	Duke Energy Corp., 5.450%, 6/15/2034	7,472,439
9,140,000	Southern Co., 5.700%, 3/15/2034	9,810,115
		43,413,929
	Finance Companies — 4.5%
19,290,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	17,409,197
4,305,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	3,808,864
2,055,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.950%, 9/10/2034	2,043,749
6,395,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	6,887,222
3,100,000	AGFC Capital Trust I, 3 mo. USD SOFR + 2.012%, 7.313%, 1/15/2067(a)(b)	2,012,923
17,166,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	16,733,202
4,205,000	Aircastle Ltd., 5.950%, 2/15/2029(a)	4,355,556
5,325,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(c)	5,285,019
6,235,000	Aircastle Ltd./Aircastle Ireland DAC, 5.750%, 10/01/2031(a)	6,410,831
8,120,000	ARES Capital Corp., 2.875%, 6/15/2028	7,489,549
6,740,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	7,040,334
13,520,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	14,439,727
22,260,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	20,745,445
495,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	467,157
10,885,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	9,971,158
1,765,000	Macquarie Airfinance Holdings Ltd., 5.150%, 3/17/2030(a)	1,768,839
650,000	Macquarie Airfinance Holdings Ltd., 6.400%, 3/26/2029(a)	676,516
1,390,000	Macquarie Airfinance Holdings Ltd., 6.500%, 3/26/2031(a)	1,467,267
24,074,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	23,112,898
12,509,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	11,761,914
28,741,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	26,462,994
15,738,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	14,058,527
		204,408,888
	Financial Other — 0.5%
9,560,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025(d)	623,408
3,680,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(d)	88,946
1,455,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(d)	36,375
2,565,000	Central China Real Estate Ltd., 7.250%, 4/28/2025(d)	64,125
3,675,000	Central China Real Estate Ltd., 7.500%, 7/14/2025(d)	91,875
945,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(d)	23,625
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$730,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(d)	$14,600
2,815,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025(d)	268,917
990,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(d)	95,505
7,770,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031(d)	574,514
17,750,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	15,512,579
19,485,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	915,795
1,845,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	52,140
2,400,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	72,000
24,005,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	764,319
1,305,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	36,527
1,735,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	43,600
5,965,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(d)	523,966
5,148,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(d)	437,837
6,195,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	318,919
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(d)	22,200
1,515,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	72,417
4,675,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	241,510
1,465,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	78,744
1,574,884	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(e)	194,860
1,576,796	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(e)	166,573
3,157,417	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(e)	305,922
4,741,860	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(e)	425,724
4,747,594	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(e)	362,241
2,313,774	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(e)	164,509
1,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027(d)	25,749
7,485,000	Times China Holdings Ltd., 6.200%, 3/22/2026(d)	177,245
440,000	Times China Holdings Ltd., 6.750%, 7/08/2025(d)	9,240
3,175,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	198,914
6,250,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	376,812
1,585,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	105,672
4,025,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)	281,750
		23,769,654

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — 0.5%
$1,380,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL, 6.750%, 3/15/2034(a)	$1,528,897
17,905,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	15,897,828
995,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	945,547
3,135,000	Post Holdings, Inc., 4.500%, 9/15/2031(a)	2,928,743
		21,301,015
	Gaming — 0.3%
5,810,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	5,139,812
4,670,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	4,710,891
415,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	429,369
2,325,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	2,438,646
		12,718,718
	Government Owned - No Guarantee — 0.1%
5,745,000	Ecopetrol SA, 8.375%, 1/19/2036	5,874,263
2,735,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029(d)	188,277
5,250,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030(d)	359,940
		6,422,480
	Health Insurance — 0.7%
8,301,000	Centene Corp., 3.000%, 10/15/2030	7,431,280
7,400,000	Centene Corp., 3.375%, 2/15/2030	6,819,223
11,505,000	Centene Corp., 4.625%, 12/15/2029	11,258,585
6,470,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(a)	5,916,992
		31,426,080
	Healthcare — 0.6%
135,000	Bausch & Lomb Corp., 8.375%, 10/01/2028(a)	142,762
2,635,000	HCA, Inc., 5.450%, 9/15/2034	2,711,255
10,885,000	HCA, Inc., 5.500%, 6/01/2033	11,303,298
11,355,000	HCA, Inc., 5.600%, 4/01/2034	11,832,454
		25,989,769
	Home Construction — 0.1%
6,080,000	DR Horton, Inc., 5.000%, 10/15/2034	6,164,539
	Independent Energy — 3.1%
17,555,000	Aker BP ASA, 4.000%, 1/15/2031(a)	16,668,301
4,170,000	Aker BP ASA, 5.125%, 10/01/2034(a)	4,120,489
1,925,000	Civitas Resources, Inc., 8.625%, 11/01/2030(a)	2,039,493
14,715,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	12,429,231
45,285,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	46,331,965
12,510,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031(a)	10,699,803
11,721,000	EQT Corp., 3.625%, 5/15/2031(a)	10,758,300
810,000	EQT Corp., 7.000%, 2/01/2030	884,371
2,040,000	Matador Resources Co., 6.875%, 4/15/2028(a)	2,074,868
2,640,000	Occidental Petroleum Corp., 5.550%, 10/01/2034	2,680,088
6,591,000	Ovintiv, Inc., 6.500%, 8/15/2034	7,115,965
828,000	Ovintiv, Inc., 6.500%, 2/01/2038	887,277
4,156,000	Ovintiv, Inc., 6.625%, 8/15/2037	4,459,169
553,000	Ovintiv, Inc., 7.200%, 11/01/2031	617,351
1,815,000	Ovintiv, Inc., 7.375%, 11/01/2031	2,047,752
Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$10,265,000	Permian Resources Operating LLC, 6.250%, 2/01/2033(a)	$10,430,625
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023(d)	405,750
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021(d)	186,300
3,125,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	3,295,856
		138,132,954
	Leisure — 1.9%
13,160,000	Carnival Corp., 5.750%, 3/01/2027(a)	13,327,823
3,415,000	Carnival Corp., 6.000%, 5/01/2029(a)	3,460,076
1,660,000	Carnival Corp., 7.000%, 8/15/2029(a)	1,764,067
10,030,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	10,030,617
7,630,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	7,652,966
7,820,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	8,361,136
3,695,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	3,768,898
18,780,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	19,018,110
4,735,000	Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031(a)	4,797,147
11,095,000	Royal Caribbean Cruises Ltd., 6.000%, 2/01/2033(a)	11,374,416
4,130,000	Royal Caribbean Cruises Ltd., 6.250%, 3/15/2032(a)	4,284,210
		87,839,466
	Life Insurance — 3.3%
6,099,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	5,022,452
2,030,000	MetLife, Inc., 9.250%, 4/08/2068(a)	2,423,201
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	14,540,594
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036(a)	63,621,063
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	49,764,858
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	14,362,586
		149,734,754
	Lodging — 0.7%
2,010,000	Choice Hotels International, Inc., 5.850%, 8/01/2034	2,072,826
5,240,000	Marriott International, Inc., 5.300%, 5/15/2034	5,399,469
6,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	5,789,870
10,440,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	9,893,688
10,574,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	9,892,983
		33,048,836
	Media Entertainment — 1.3%
581,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	377,412
8,005,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	5,462,889
22,040,000	Netflix, Inc., 4.875%, 6/15/2030(a)	22,739,467
1,680,000	Netflix, Inc., 4.900%, 8/15/2034	1,737,694
16,474,000	Paramount Global, 4.375%, 3/15/2043	12,188,542
4,389,000	Paramount Global, 5.850%, 9/01/2043	3,827,718
13,967,000	Paramount Global, 6.875%, 4/30/2036	14,152,533
		60,486,255
	Metals & Mining — 2.9%
19,906,000	ArcelorMittal SA, 6.750%, 3/01/2041	21,843,803
470,000	ArcelorMittal SA, 7.000%, 10/15/2039	533,641
15,590,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	15,413,683
18,322,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	16,389,762

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$19,611,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	$20,612,166
15,080,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	16,392,772
35,360,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	39,008,606
2,040,000	Steel Dynamics, Inc., 5.375%, 8/15/2034	2,105,426
		132,299,859
	Midstream — 1.5%
3,435,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	3,071,634
2,290,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	2,167,230
4,825,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033	5,105,554
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036(a)	9,760,163
17,920,000	Energy Transfer LP, 5.600%, 9/01/2034	18,617,446
3,745,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	3,575,908
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037(a)	242,703
2,750,000	Targa Resources Corp., 5.500%, 2/15/2035	2,832,175
5,300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	4,981,788
3,495,000	Western Midstream Operating LP, 5.250%, 2/01/2050	3,169,533
6,105,000	Western Midstream Operating LP, 5.300%, 3/01/2048	5,544,087
1,130,000	Western Midstream Operating LP, 5.450%, 4/01/2044	1,069,575
840,000	Western Midstream Operating LP, 5.500%, 8/15/2048	779,335
1,090,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,152,208
2,285,000	Whistler Pipeline LLC, 5.700%, 9/30/2031(a)	2,365,607
2,550,000	Whistler Pipeline LLC, 5.950%, 9/30/2034(a)	2,640,535
		67,075,481
	Mortgage Related — 0.0%
3,280	Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031	3,280
	Natural Gas — 0.1%
2,620,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	2,816,399
	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
505,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036(a)	390,162
265,000	BPR Trust, Series 2021-NRD, Class E, 1 mo. USD SOFR + 5.621%, 10.718%, 12/15/2038(a)(b)	258,536
11,095,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.967%, 12/15/2038(a)(b)	10,609,939
7,790,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.329%, 8/15/2039(a)(b)	7,755,919
2,960,000	BX Trust, Series 2024-VLT4, Class A, 1 mo. USD SOFR + 1.491%, 6.588%, 7/15/2029(a)(b)	2,942,868
133,216	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	132,897
6,710,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	5,660,965
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$630,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037(a)	$512,505
2,530,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,861,928
5,850,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379%, 9/12/2040(a)(b)	6,131,438
3,849,273	Extended Stay America Trust, Series 2021-ESH, Class C, 1 mo. USD SOFR + 1.814%, 6.912%, 7/15/2038(a)(b)	3,840,852
7,132,738	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.462%, 7/15/2038(a)(b)	7,146,520
1,819,937	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.845%, 4/10/2031(a)(b)	1,666,363
435,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.686%, 12/15/2047(a)(b)	374,109
1,405,000	LEX Mortgage Trust, Series 2024-BBG, Class A, 4.874%, 10/13/2033(a)(b)	1,405,698
1,705,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.213%, 8/15/2046(b)	1,041,857
1,209,505	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030(a)	1,100,565
6,143,584	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.082%, 7/15/2046(b)	5,652,220
4,970,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	4,426,967
1,126,272	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,013,668
7,750,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.327%, 8/15/2046(b)	6,714,894
2,265,070	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	2,015,935
		72,656,805
	Oil Field Services — 0.4%
16,635,000	Helmerich & Payne, Inc., 5.500%, 12/01/2034(a)	16,203,813
	Other REITs — 0.4%
4,125,000	EPR Properties, 3.600%, 11/15/2031	3,677,149
12,575,000	Host Hotels & Resorts LP, 5.500%, 4/15/2035	12,757,291
		16,434,440
	Pharmaceuticals — 2.3%
20,900,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	16,354,250
9,370,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	9,649,488
7,475,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	9,339,257
6,270,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	8,270,379
5,031,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	4,835,831

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$26,922,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	$20,012,628
15,545,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	15,325,965
10,545,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	10,459,300
5,520,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	6,098,342
3,965,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	4,545,888
		104,891,328
	Property & Casualty Insurance — 0.4%
2,525,000	Arthur J Gallagher & Co., 5.450%, 7/15/2034	2,630,838
13,985,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.823%, 1/15/2033(a)(f)	716,731
80,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.823%, 1/15/2033(f)	4,100
17,110,000	Stewart Information Services Corp., 3.600%, 11/15/2031	15,022,241
		18,373,910
	Restaurants — 0.1%
6,435,000	1011778 BC ULC/New Red Finance, Inc., 5.625%, 9/15/2029(a)	6,527,983
	Retailers — 0.3%
4,680,000	Dillard's, Inc., 7.000%, 12/01/2028	4,970,628
7,182,000	Dillard's, Inc., 7.750%, 7/15/2026	7,469,855
2,250,000	Dillard's, Inc., 7.750%, 5/15/2027	2,359,080
		14,799,563
	Sovereigns — 4.8%
10,915,000	Chile Government International Bonds, 3.500%, 1/31/2034	10,028,479
7,785,000	Chile Government International Bonds, 3.500%, 1/25/2050	5,974,634
12,790,000	Chile Government International Bonds, 3.875%, 7/09/2031, (EUR)	14,648,635
6,785,000	Colombia Government International Bonds, 7.500%, 2/02/2034	7,036,275
14,385,000	Colombia Government International Bonds, 8.000%, 11/14/2035	15,331,872
16,170,000	Dominican Republic International Bonds, 4.875%, 9/23/2032	15,373,579
4,455,000	Dominican Republic International Bonds, 6.600%, 6/01/2036(a)	4,720,888
2,280,000	Panama Government International Bonds, 8.000%, 3/01/2038	2,574,801
7,085,000	Philippines Government International Bonds, 2.650%, 12/10/2045	4,983,589
9,065,000	Philippines Government International Bonds, 2.950%, 5/05/2045	6,682,972
23,130,000	Republic of Poland Government International Bonds, 5.500%, 3/18/2054	23,636,084
3,640,000	Republic of South Africa Government International Bonds, 4.850%, 9/30/2029	3,532,620
10,065,000	Republic of South Africa Government International Bonds, 5.875%, 4/20/2032	10,039,032
25,725,000	Republic of Turkiye, 6.500%, 1/03/2035	25,239,569
1,155,000	Republic of Uzbekistan International Bonds, 3.700%, 11/25/2030	995,483
2,290,000	Republic of Uzbekistan International Bonds, 3.900%, 10/19/2031	1,955,871
7,355,000	Republic of Uzbekistan International Bonds, 5.375%, 5/29/2027, (EUR)(a)	8,246,244
Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
$205,000	Republic of Uzbekistan International Bonds, 5.375%, 2/20/2029	$198,337
6,955,000	Republic of Uzbekistan International Bonds, 6.900%, 2/28/2032(a)	7,000,764
3,840,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	4,058,400
12,072,000	Romania Government International Bonds, 5.750%, 3/24/2035(a)	11,993,532
2,384,000	Romania Government International Bonds, 6.375%, 1/30/2034(a)	2,476,738
10,705,000	Turkiye Government International Bonds, 5.875%, 5/21/2030, (EUR)	12,438,078
16,360,000	Turkiye Government International Bonds, 7.125%, 7/17/2032	16,880,870
		216,047,346
	Technology — 4.8%
4,105,000	Block, Inc., 3.500%, 6/01/2031	3,743,146
3,950,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	3,386,116
11,215,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	9,590,341
7,070,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	6,423,817
10,988,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	9,894,649
13,741,000	Broadcom, Inc., 4.150%, 11/15/2030	13,569,415
3,450,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	3,347,173
19,353,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	17,707,714
12,400,000	CDW LLC/CDW Finance Corp., 5.550%, 8/22/2034	12,686,946
9,935,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	8,326,921
11,630,000	Entegris, Inc., 4.750%, 4/15/2029(a)	11,460,786
5,235,000	Gartner, Inc., 3.625%, 6/15/2029(a)	4,996,368
920,000	Gartner, Inc., 3.750%, 10/01/2030(a)	863,652
6,145,000	Global Payments, Inc., 2.900%, 11/15/2031	5,408,718
7,515,000	Global Payments, Inc., 5.400%, 8/15/2032	7,713,719
10,470,000	Leidos, Inc., 5.750%, 3/15/2033	11,013,775
15,190,000	Micron Technology, Inc., 5.875%, 2/09/2033	16,220,803
39,785,000	Micron Technology, Inc., 5.875%, 9/15/2033	42,551,237
12,245,000	Motorola Solutions, Inc., 5.400%, 4/15/2034	12,779,080
1,035,000	Sensata Technologies BV, 5.875%, 9/01/2030(a)	1,039,108
2,825,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	2,586,418
6,549,000	TD SYNNEX Corp., 6.100%, 4/12/2034	6,930,255
6,775,000	Western Digital Corp., 2.850%, 2/01/2029	6,176,672
		218,416,829
	Treasuries — 13.3%
87,426,000,000	Indonesia Treasury Bonds, 6.750%, 7/15/2035, (IDR)	5,876,609
351,576,000,000	Indonesia Treasury Bonds, 6.875%, 4/15/2029, (IDR)	23,842,612
242,060,000	Norway Government Bonds, 1.750%, 3/13/2025, (NOK)(a)	22,670,438
325,555,000	Republic of South Africa Government Bonds, 8.875%, 2/28/2035, (ZAR)	17,439,140
140,115,000	Republic of South Africa Government Bonds, 9.000%, 1/31/2040, (ZAR)	7,093,635
25,035,000	U.K. Gilts, 0.250%, 1/31/2025, (GBP)	33,038,109
33,420,000	U.S. Treasury Notes, 3.750%, 8/31/2026	33,468,302
208,545,000	U.S. Treasury Notes, 4.375%, 7/31/2026	211,054,057
22,675,000	U.S. Treasury Notes, 4.500%, 3/31/2026	22,914,150

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$99,320,000	U.S. Treasury Notes, 4.625%, 6/30/2025	$99,667,232
119,895,000	U.S. Treasury Notes, 4.875%, 4/30/2026(g)	121,941,645
		599,005,929
	Wireless — 1.4%
16,680,000	American Tower Corp., 5.900%, 11/15/2033	17,924,967
7,160,000	SoftBank Group Corp., 4.625%, 7/06/2028	6,871,380
9,135,000	Sprint Capital Corp., 8.750%, 3/15/2032	11,326,674
22,875,000	T-Mobile USA, Inc., 4.700%, 1/15/2035	22,794,793
5,595,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	6,008,359
		64,926,173
	Wirelines — 0.1%
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,611,527
	Total Non-Convertible Bonds (Identified Cost $3,974,291,671)	3,769,003,850

Convertible Bonds — 5.5%
	Airlines — 0.3%
14,479,000	Southwest Airlines Co., 1.250%, 5/01/2025	14,586,553
	Cable Satellite — 3.3%
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	148,247,227
	Consumer Cyclical Services — 0.2%
927,000	Booking Holdings, Inc., 0.750%, 5/01/2025	2,073,910
4,155,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028(a)	5,202,060
		7,275,970
	Electric — 0.4%
2,225,000	Evergy, Inc., 4.500%, 12/15/2027(a)	2,449,725
1,535,000	NRG Energy, Inc., 2.750%, 6/01/2048	3,402,327
10,465,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028	11,071,970
		16,924,022
	Financial Other — 0.0%
1,899,515	Sunac China Holdings Ltd., 1.000% PIK or 0.000% Cash, 9/30/2032(a)(e)	183,626
	Leisure — 0.3%
7,999,000	Carnival Corp., 5.750%, 12/01/2027	12,862,392
870,000	Royal Caribbean Cruises Ltd., 6.000%, 8/15/2025	3,109,815
		15,972,207
	Media Entertainment — 0.0%
1,292,000	Liberty Media Corp.-Liberty Formula One, 2.250%, 8/15/2027	1,420,597
	Pharmaceuticals — 0.7%
30,703,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	29,183,201
2,312,000	Jazz Investments I Ltd., 3.125%, 9/15/2030(a)	2,407,948
		31,591,149
	Technology — 0.3%
1,315,000	Datadog, Inc., 0.125%, 6/15/2025	1,702,925
1,259,000	Nutanix, Inc., 0.250%, 10/01/2027	1,501,358
4,515,000	ON Semiconductor Corp., 0.500%, 3/01/2029	4,564,665
640,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	2,199,040
2,495,000	Shift4 Payments, Inc., 0.500%, 8/01/2027	2,564,860
1,300,000	Zscaler, Inc., 0.125%, 7/01/2025	1,586,000
		14,118,848
	Total Convertible Bonds (Identified Cost $290,852,988)	250,320,199

Principal Amount (‡)	Description	Value (†)

Municipals — 1.2%
	Virginia — 1.2%
$63,755,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $63,129,339)	$54,123,449
	Total Bonds and Notes (Identified Cost $4,328,273,998)	4,073,447,498

Collateralized Loan Obligations — 3.4%
9,977,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3 mo. USD SOFR + 3.362%, 8.644%, 10/20/2031(a)(b)	10,003,100
7,140,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3 mo. USD SOFR + 1.862%, 7.144%, 7/20/2034(a)(b)	7,153,887
7,240,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3 mo. USD SOFR + 3.112%, 8.394%, 7/20/2034(a)(b)	7,251,874
1,805,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3 mo. USD SOFR + 3.362%, 8.663%, 7/15/2034(a)(b)	1,806,735
3,955,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD SOFR + 3.262%, 8.563%, 10/15/2034(a)(b)	3,963,669
1,310,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2RR, 3 mo. USD SOFR + 2.000%, 7.128%, 2/20/2036(a)(b)	1,312,447
2,245,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3 mo. USD SOFR + 3.262%, 8.547%, 1/17/2032(a)(b)	2,246,854
7,865,000	Birch Grove CLO 9 Ltd., Series 2024-9A, Class A1, 3 mo. USD SOFR + 1.400%, 6.582%, 10/22/2037(a)(b)	7,854,374
5,225,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD SOFR + 3.212%, 8.494%, 7/20/2032(a)(b)	5,236,767
10,050,000	Clover CLO LLC, Series 2021-1A, Class D, 3 mo. USD SOFR + 3.212%, 8.494%, 4/22/2034(a)(b)	10,046,929
5,605,000	Clover CLO LLC, Series 2021-2A, Class D, 3 mo. USD SOFR + 3.312%, 8.594%, 7/20/2034(a)(b)	5,617,948
6,075,000	Crown City CLO I, Series 2020-1A, Class CR, 3 mo. USD SOFR + 3.682%, 8.964%, 7/20/2034(a)(b)	6,023,204
4,080,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class DR, 3 mo. USD SOFR + 3.800%, 9.082%, 4/20/2037(a)(b)	4,175,533
8,760,000	LCM 30 Ltd., Series 30A, Class BR, 3 mo. USD SOFR + 1.762%, 7.044%, 4/20/2031(a)(b)	8,764,470
1,470,000	LCM 30 Ltd., Series 30A, Class CR, 3 mo. USD SOFR + 2.262%, 7.544%, 4/20/2031(a)(b)	1,472,569
4,215,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.544%, 4/20/2031(a)(b)	4,152,399
1,260,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D1R, 3 mo. USD SOFR + 3.300%, 8.639%, 7/23/2037(a)(b)	1,269,082
9,225,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 1.912%, 7.213%, 7/15/2034(a)(b)	9,240,304
4,920,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD SOFR + 3.562%, 8.863%, 7/15/2036(a)(b)	4,793,920

Principal Amount (‡)	Description	Value (†)

$12,430,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3 mo. USD SOFR + 1.912%, 7.194%, 7/02/2035(a)(b)	$12,451,467
8,895,000	Palmer Square BDC CLO 1 Ltd., Series 1A, Class A, 3 mo. USD SOFR + 1.600%, 6.925%, 7/15/2037(a)(b)	8,902,970
6,280,000	Palmer Square BDC CLO 1 Ltd., Series 1A, Class B1, 3 mo. USD SOFR + 2.150%, 7.475%, 7/15/2037(a)(b)	6,334,492
5,120,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3 mo. USD SOFR + 2.962%, 8.247%, 10/17/2031(a)(b)	5,126,395
2,970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD SOFR + 1.962%, 7.088%, 5/21/2034(a)(b)	2,977,621
6,804,377	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.490%, 5/20/2031(a)(b)	6,814,897
6,075,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.707%, 4/17/2034(a)(b)	6,078,572
700,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3 mo. USD SOFR + 3.212%, 8.494%, 1/20/2031(a)(b)	700,482
2,135,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD SOFR + 4.012%, 9.294%, 10/20/2034(a)(b)	2,149,601
	Total Collateralized Loan Obligations (Identified Cost $153,568,866)	153,922,562

Senior Loans — 3.2%
	Aerospace & Defense — 0.1%
1,019,882	TransDigm, Inc., 2023 Term Loan J, 3 mo. USD SOFR + 2.500%, 7.104%, 2/28/2031(b)(h)	1,015,598
1,660,193	TransDigm, Inc., 2024 Term Loan I, 3 mo. USD SOFR + 2.750%, 7.354%, 8/24/2028(b)(h)	1,659,081
		2,674,679
	Building Materials — 0.3%
2,260,058	Foundation Building Materials Holding Co. LLC, 2024 Term Loan B2, 3 mo. USD SOFR + 4.000%, 9.252%, 1/29/2031(b)(h)	2,197,387
12,801,047	Summit Materials LLC, 2023 Incremental Term Loan B, 3 mo. USD SOFR + 1.750%, 7.054%, 1/12/2029(b)(h)	12,843,674
		15,041,061
	Diversified Manufacturing — 0.3%
10,518,635	Resideo Funding, Inc., 2024 M&A Term Loan B, 3 mo. USD SOFR + 2.000%, 7.301%, 6/13/2031(b)(h)	10,518,635
2,284,247	Resideo Funding, Inc., 2024 Term Loan B, 1 mo. USD SOFR + 2.000%, 6.855%, 2/11/2028(b)(h)	2,289,958
		12,808,593
	Financial Other — 0.5%
20,451,381	Trans Union LLC, 2024 Term Loan B8, 1 mo. USD SOFR + 1.750%, 6.595%, 6/24/2031(b)(h)	20,404,957
	Gaming — 0.0%
523,688	Light & Wonder International, Inc., 2024 Term Loan B2, 1 mo. USD SOFR + 2.250%, 7.333%, 4/14/2029(b)(h)	522,750
Principal Amount (‡)	Description	Value (†)

	Healthcare — 0.2%
$7,026,564	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 3.750%, 8.354%, 9/27/2030(b)(h)	$6,826,307
	Leisure — 0.2%
6,789,986	Carnival Corp., 2024 Term Loan B1, 1 mo. USD SOFR + 2.750%, 7.595%, 10/18/2028(b)(h)	6,794,264
2,060,711	Carnival Corp., 2024 Term Loan B2, 1 mo. USD SOFR + 2.750%, 7.595%, 8/08/2027(b)(h)	2,063,926
2,398,988	Six Flags Entertainment Corp., 2024 Term Loan B, 1 mo. USD SOFR + 2.000%, 6.845%, 5/01/2031(b)(h)	2,392,390
		11,250,580
	Lodging — 1.0%
7,383,321	Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, 1 mo. USD SOFR + 1.750%, 6.605%, 11/08/2030(b)	7,379,112
427,795	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1 mo. USD SOFR + 2.500%, 7.345%, 8/02/2028(b)(h)	424,856
18,077,486	Hilton Grand Vacations Borrower LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 1/17/2031(b)(h)	17,919,308
20,668,200	Wyndham Hotels & Resorts, Inc., 2024 Term Loan, 1 mo. USD SOFR + 1.750%, 6.595%, 5/24/2030(b)(h)	20,642,365
		46,365,641
	Paper — 0.2%
11,016,307	Asplundh Tree Expert LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 1.750%, 6.595%, 5/23/2031(b)	11,020,934
	Property & Casualty Insurance — 0.2%
3,573,067	HUB International Ltd., 2024 1st Lien Term Loan B, 3 mo. USD SOFR + 3.000%, 8.255%, 6/20/2030(b)(h)	3,567,351
1,509,000	Ryan Specialty Group LLC, 2024 USD Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 9/15/2031(b)(h)	1,505,695
6,130,000	Truist Insurance Holdings LLC, 1st Lien Term Loan, 3 mo. USD SOFR + 3.250%, 7.854%, 5/06/2031(b)(h)	6,114,675
		11,187,721
	Technology — 0.1%
3,721,000	Boost Newco Borrower LLC, 2024 USD Term Loan B, 3 mo. USD SOFR + 2.500%, 7.104%, 1/31/2031(b)(h)	3,719,437
	Wireless — 0.1%
4,757,275	SBA Senior Finance II LLC, 2024 1st Lien Term Loan B, 1/25/2031(i)	4,758,369
	Total Senior Loans (Identified Cost $147,045,569)	146,581,029

Shares
Common Stocks— 0.4%
	Media — 0.4%
2,006,877	Altice USA, Inc., Class A(f)	4,936,917
705,779	iHeartMedia, Inc., Class A(f)	1,305,691
876,319	Paramount Global, Class B	9,306,508
		15,549,116

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.0%
93,585	Battalion Oil Corp.(f)	$624,212
	Technology Hardware, Storage & Peripherals — 0.0%
17,622	IQOR US, Inc.(f)	23,208
	Total Common Stocks (Identified Cost $72,495,098)	16,196,536

Preferred Stocks — 0.3%

Convertible Preferred Stock — 0.0%
	Brokerage — 0.0%
20,466	Apollo Global Management, Inc., 6.750% (Identified Cost $1,264,300)	1,391,484

Non-Convertible Preferred Stocks — 0.3%
	Home Construction — 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%	951,606
	Office REITs — 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%(j)	2,453,954
	Other REITs — 0.2%
168,432	Prologis, Inc., Series Q, 8.540%	9,600,624
	Total Non-Convertible Preferred Stocks (Identified Cost $10,688,684)	13,006,184
	Total Preferred Stocks (Identified Cost $11,952,984)	14,397,668

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 2.2%
$97,945,642	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2024 at 3.000% to be repurchased at $97,953,804 on 10/01/2024 collateralized by $100,017,900 U.S. Treasury Note, 3.500% due 9/30/2026 valued at $99,904,643 including accrued interest(k) (Identified Cost $97,945,642)	$97,945,642
	Total Investments — 99.6% (Identified Cost $4,811,282,157)	4,502,490,935
	Other assets less liabilities — 0.4%	18,486,777
	Net Assets — 100.0%	$4,520,977,712

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, the value of Rule 144A holdings amounted to
$2,074,420,797 or 45.9% of net assets.

(b)
Variable rate security. Rate as of September 30, 2024 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions.
These securities may not indicate a reference rate and/or spread in their description.

(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)
Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2024, interest payments were made in principal.

(f)	Non-income producing security.
(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(h)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 1.00%, to which the spread is added.

(i)	Position is unsettled. Contract rate was not determined at September 30, 2024 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(j)	Level 3 security. Value has been determined using significant unobservable inputs.
(k)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty.
Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of September 30, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ABS	Asset-Backed Securities
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
NOK	Norwegian Krone
ZAR	South African Rand
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At September 30, 2024, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/18/2024	EUR	S	12,884,000	$14,238,237	$14,386,595	$(148,358)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2024, the Fund had the following open long futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	12/19/2024	3,297	$376,487,328	$376,785,281	$297,953
CBOT 2 Year U.S. Treasury Notes Futures	12/31/2024	735	152,764,179	153,058,008	293,829
CBOT 5 Year U.S. Treasury Notes Futures	12/31/2024	15,500	1,701,996,302	1,703,183,603	1,187,301
Total					$1,779,083

At September 30, 2024, the Fund had the following open short futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	12/19/2024	2,002	$249,620,291	$248,623,375	$996,916
CBOT Ultra Long-Term U.S. Treasury Bond Futures	12/19/2024	655	87,840,186	87,176,406	663,780
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2024	3,466	410,261,832	410,016,970	244,862
Total					$1,905,558

Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$ —	$4,073,447,498	$ —	$4,073,447,498
Collateralized Loan Obligations	—	153,922,562	—	153,922,562
Senior Loans(a)	—	146,581,029	—	146,581,029
Common Stocks
Technology Hardware, Storage & Peripherals	—	23,208	—	23,208
All Other Common Stocks(a)	16,173,328	—	—	16,173,328
Total Common Stocks	16,173,328	23,208	—	16,196,536
Preferred Stocks
Convertible Preferred Stock(a)	1,391,484	—	—	1,391,484
Non-Convertible Preferred Stocks
Home Construction	951,606	—	—	951,606
Office REITs	—	—	2,453,954	2,453,954
Other REITs	—	9,600,624	—	9,600,624
Total Non-Convertible Preferred Stocks	951,606	9,600,624	2,453,954	13,006,184
Total Preferred Stocks	2,343,090	9,600,624	2,453,954	14,397,668
Short-Term Investments	—	97,945,642	—	97,945,642
Total Investments	18,516,418	4,481,520,563	2,453,954	4,502,490,935
Futures Contracts (unrealized appreciation)	3,684,641	—	—	3,684,641
Total	$22,201,059	$4,481,520,563	$2,453,954	$4,506,175,576

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$ —	$(148,358)	$ —	$(148,358)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2023 and/or September 30, 2024:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2023	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2024	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2024
Preferred Stocks
Non-Convertible Preferred Stocks
Office REITs	$2,294,242	$ —	$ —	$159,712	$ —	$ —	$ —	$ —	$2,453,954	$159,712
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of September 30, 2024, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. As of September 30, 2024, the Fund used futures contracts to manage duration.
The following is a summary of derivative instruments for the Fund, as of September 30, 2024:
Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$3,684,641

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(148,358)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2024, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$ (148,358)	$300,000

Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.
Industry Summary at September 30, 2024 (Unaudited)
Treasuries	13.3%
Cable Satellite	8.4
Technology	5.2
Sovereigns	4.8
ABS Other	4.6
Finance Companies	4.5
Banking	4.4
ABS Home Equity	4.1
Life Insurance	3.3
ABS Car Loan	3.1
Independent Energy	3.1
Pharmaceuticals	3.0
Metals & Mining	2.9
Leisure	2.4
Aerospace & Defense	2.0
Other Investments, less than 2% each	24.9
Collateralized Loan Obligations	3.4
Short-Term Investments	2.2
Total Investments	99.6
Other assets less liabilities (including forward foreign currency and futures contracts)	0.4
Net Assets	100.0%